Exhibit 32

Certification
Persuant to Section 906 of the Sarbanes-Oxley Act
of 2002 (18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) the undersigned Managing General Partner of Detonics Small Arms Limited, a Washington limited partnership (the"Company"), do hereby certify, to the best of such General Partner's knowledge and belief, that:

1. The Quarterly Report on Form 10-Q for the period ended March 31, 2008 (the "Form 10-Q) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHEL E. MAES
Michel E. Maes
Managing General Partner
Date: 11-3-10